SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - OUT-OF-PERIOD ADJUSTMENT (DETAILS) (Out of Period Adjustment [Member], USD $) In Millions, except Per Share data, unless otherwise specified	3 Months Ended
Dec. 31, 2011
Out of Period Adjustment [Member]
Out of Period Adjustment, Effect on Insurance Policy Benefits	$ 9.7
Out of Period Adjustment, Reduction on Income Tax Expense	3.4
Out Of Period Adjustment, Effect on Net Income	$ (6.3)
Adjustment to Earnings Per Diluted Share	$ 0.02